EXHIBIT 99.1

                                                           [HANOVER DIRECT LOGO]

FOR IMMEDIATE RELEASE

CONTACT:     Hanover Direct, Inc                       The MWW Group
             Charles Blue                              Rich Tauberman
             S.V.P. & Chief Financial Officer          Tel: (201) 507-9500
            Tel: (201) 272-3389

   HANOVER DIRECT REPORTS NET INCOME FOR THE SECOND QUARTER OF FISCAL 2004 -
          RESTATEMENT OF FISCAL 2000 THROUGH THE FIRST QUARTER OF 2004

EDGEWATER, NJ, August 10, 2004 -Hanover Direct, Inc. today announced net income for the 13- and 26- weeks ended June 26, 2004 of $0.6 million and $1.0 million, respectively. This represents the third consecutive quarter that the Company has recorded net income.

During the second quarter of 2004, the Company identified a revenue recognition cut-off issue that resulted in revenue being recorded in advance of the actual shipment of merchandise to the customer. The practice was stopped immediately and the Company implemented procedures to ensure that this issue does not recur. The restated amounts for all periods affected dating back to fiscal 2000, while not material, are included in the Form 10-Q and this press release filed today.

For the 13- weeks ended June 26, 2004, the Company reported net income applicable to common shareholders of $0.6 million or $0.00 per share compared with a net loss of $3.6 million, or $0.02 per share, for the comparable period in 2003. These amounts were calculated after deducting Series B Participating Preferred Stock dividends and accretion of $4.3 million for the 13- weeks ended June 28, 2003.

Net revenues decreased $9.4 million (8.9%) for the 13-week period ended June 26, 2004 to $96.5 million from $105.9 million for the comparable period in 2003. This decrease resulted primarily from lower inventory levels caused by the Company's reduced liquidity that resulted from lower borrowing availability and tighter vendor credit at that time. Also, related declines in initial product fill rates and higher backorders and cancellations as well as reduced circulation in Domestications contributed to the sales decline. As previously announced, on July 8, 2004, the Company closed and funded a $20 million Term Loan Facility with Chelsey Finance, LLC and amended its existing senior credit facility with Congress increasing the Company's liquidity by approximately $25 million in the aggregate. These transactions were consummated to address the liquidity issuing facing the Company. The Company's Internet sales continued to grow, despite the negative impact of low inventory levels, comprising 31.1% of combined Internet and catalog revenues for the 13- weeks ended June 26, 2004 compared with 27.5% for the comparable period in 2003. Internet sales have increased by approximately $0.8 million, or 2.9%, to $28.3 million for the 13-week period ended June 26, 2004 from $27.5 million for the comparable period in 2003.

"It was a difficult quarter reflecting the impact that our tight liquidity position had on all of our businesses" stated Wayne Garten, the Company's President and Chief Executive Officer. Mr. Garten added "On the positive side, the Company still was able to report its third consecutive profitable quarter primarily as a result of The Company Store's continued strong performance. In addition, our new financing arrangements provide the Company with adequate liquidity to support its business."

The Company reported net income applicable to common shareholders of $1.0 million, or $0.00 per share, for the 26- weeks ended June 26, 2004 compared with a net loss applicable to common shareholders of $7.2 million, or $0.05 per share, for the comparable period in 2003. These amounts were calculated after deducting Series B Participating Preferred Stock dividends and accretion of $7.9 million for the 26- weeks ended June 28, 2003. The weighted average number of shares used in the calculation for basic and diluted net income per common share was 220,173,633 and 220,455,326, respectively, for the 26-week period ended June 26, 2004. The weighted average number of shares used in the calculation for both basic and diluted net loss per common share was 138,315,800 for the 26-week period ended June 28, 2003. The increase in weighted average shares was primarily the result of the Recapitalization Agreement with Chelsey Direct, LLC consummated on November 30, 2003.

Net revenues decreased $15.5 million (7.5%) for the 26-week period ended June 26, 2004 to $191.9 million from $207.4 million for the comparable period in 2003. This decrease resulted from lower inventory levels caused by the Company's reduced borrowing availability, tighter vendor credit and a decline in initial product fill rates and increases in backorders and cancellations. As planned, there was a continued reduction in circulation for the Domestications brand in order to limit the investment in catalog production costs and working capital necessary to maintain its inventory. The Company's Internet sales continued to grow, despite the negative impact of low inventory levels, comprising 31.6% of combined Internet and catalog revenues for the 26- weeks ended June 26, 2004 compared with 27.1% for the comparable period in 2003. Internet sales have increased by approximately $3.9 million, or 7.3%, to $57.0 million for the 26-week period ended June 26, 2004 from $53.1 million for the comparable fiscal period in 2003.

The Hanover Direct, Inc. 2004 Annual Meeting of Stockholders has been scheduled for Thursday, August 12, 2004 at 9:30 a.m., local time. The meeting will be held at the Sheraton Meadowlands Hotel and Conference Center, 2 Meadowlands Plaza, East Rutherford, New Jersey. The record date for voting at the annual meeting is July 9, 2004.

FORWARD LOOKING STATEMENTS

The matters discussed in this news release may include forward looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) by officers of the Company. Important factors that could cause actual results to differ materially from those in such forward looking statements include, without limitation, the matters discussed in the Management's Discussion and Analysis section of the Company's most recent quarterly report on Form 10-Q and other filings with the Securities and Exchange Commission under the caption "Cautionary Statements." In particular, these factors, many of which are beyond the Company's control, include, but are not limited to, (i) a general deterioration in economic conditions in the United States, (ii) competition,
(iii) legal developments including the results of certain litigation pending against the Company, (iv) the effectiveness of efforts to reduce costs and sell certain assets, (v) the maintenance of adequate liquidity and compliance with its debt agreements, and (vi) the achievement of its business plan.

We undertake no obligation to publicly update any forward looking statement whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our Forms 10-Q, 8-K, 10-K or any other reports filed with the Securities and Exchange Commission.

ABOUT HANOVER DIRECT, INC.

Hanover Direct, Inc. (AMEX: HNV) and its business units provide quality, branded merchandise through a portfolio of catalogs and e-commerce platforms to consumers, as well as a comprehensive range of Internet, e-commerce, and fulfillment services to businesses. The Company's catalog and Internet portfolio of home fashions, apparel and gift brands include Domestications, The Company Store, Company Kids, Silhouettes, International Male, Scandia Down, and Gump's By Mail. The Company owns Gump's, a retail store based in San Francisco. Each brand can be accessed on the Internet individually by name. Keystone Internet Services, LLC (www.keystoneinternet.com), the Company's third party fulfillment operation, also provides the logistical, IT and fulfillment needs of the Company's catalogs and web sites. Information on Hanover Direct, including each of its subsidiaries, can be accessed on the Internet at www.hanoverdirect.com.

                      HANOVER DIRECT, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                 (IN THOUSANDS OF DOLLARS, EXCEPT SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                                                           DECEMBER 27,
                                                                                   JUNE 26,                   2003
                                                                                     2004                  AS RESTATED
                                                                                   ---------                ---------
                                  ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                                    $     392                $   2,282
      Accounts receivable, net of allowance for doubtful accounts of
         $1,035 and $1,105, respectively                                              13,332                   13,802
      Inventories                                                                     36,974                   41,794
      Prepaid catalog costs                                                           15,780                   11,945
      Other current assets                                                             3,132                    3,951
                                                                                   ---------                ---------
         Total Current Assets                                                         69,610                   73,774
                                                                                   ---------                ---------
PROPERTY AND EQUIPMENT, AT COST:
      Land                                                                             4,361                    4,361
      Buildings and building improvements                                             18,212                   18,210
      Leasehold improvements                                                          10,108                   10,108
      Furniture, fixtures and equipment                                               53,519                   53,212
                                                                                   ---------                ---------
                                                                                      86,200                   85,891
      Accumulated depreciation and amortization                                      (60,129)                 (58,113)
                                                                                   ---------                ---------
         Property and equipment, net                                                  26,071                   27,778
                                                                                   ---------                ---------
Goodwill                                                                               9,278                    9,278
Deferred tax assets                                                                    2,213                    2,213
Other assets                                                                           1,642                    1,575
                                                                                   ---------                ---------
         Total Assets                                                              $ 108,814                $ 114,618
                                                                                   =========                =========

                         Continued on next page.

                      HANOVER DIRECT, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)
                 (IN THOUSANDS OF DOLLARS, EXCEPT SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                                                                    DECEMBER 27,
                                                                                            JUNE 26,                   2003
                                                                                              2004                  AS RESTATED
                                                                                            ---------                ---------
                       LIABILITIES AND SHAREHOLDERS' DEFICIENCY
CURRENT LIABILITIES:
     Short-term debt and capital lease obligations                                          $  12,232                $  13,468
     Accounts payable                                                                          39,678                   41,834
     Accrued liabilities                                                                       12,004                   12,907
     Customer prepayments and credits                                                           5,839                    5,485
     Deferred tax liability                                                                     2,213                    2,213
                                                                                            ---------                ---------
         Total Current Liabilities                                                             71,966                   75,907
                                                                                            ---------                ---------
NON-CURRENT LIABILITIES:
     Long-term debt                                                                             6,970                    9,042
     Series C Participating Preferred Stock, authorized, issued and
         outstanding 564,819 shares; liquidation preference of $56,482                         72,689                   72,689
     Other                                                                                      3,692                    4,609
                                                                                            ---------                ---------
         Total Non-current Liabilities                                                         83,351                   86,340
                                                                                            ---------                ---------
         Total Liabilities                                                                    155,317                  162,247
                                                                                            ---------                ---------
SHAREHOLDERS' DEFICIENCY:
     Common Stock, $0.66 2/3 par value, authorized 300,000,000
         shares; 222,294,562 shares issued and 220,173,633 shares outstanding                 148,197                  148,197
     Capital in excess of par value                                                           302,554                  302,432
     Accumulated deficit                                                                     (493,908)                (494,912)
                                                                                            ---------                ---------
                                                                                              (43,157)                 (44,283)
                                                                                            ---------                ---------
Less:
     Treasury stock, at cost (2,120,929 shares)                                                (2,996)                  (2,996)
     Notes receivable from sale of Common Stock                                                  (350)                    (350)
                                                                                            ---------                ---------
         Total Shareholders' Deficiency                                                       (46,503)                 (47,629)
                                                                                            ---------                ---------
         Total Liabilities and Shareholders' Deficiency                                     $ 108,814                $ 114,618
                                                                                            =========                =========

                      HANOVER DIRECT, INC. AND SUBSIDIARIES
               CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
               (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                     FOR THE 13- WEEKS ENDED            FOR THE 26- WEEKS ENDED
                                                                   ---------------------------         --------------------------
                                                                                     JUNE 28,                            JUNE 28,
                                                                    JUNE 26,           2003             JUNE 26,          2003
                                                                     2004           AS RESTATED          2004          AS RESTATED
                                                                   ---------         ---------         ---------        ---------
NET REVENUES                                                       $  96,482         $ 105,883         $ 191,857        $ 207,412
                                                                   ---------         ---------         ---------        ---------
OPERATING COSTS AND EXPENSES:
     Cost of sales and operating expenses                             58,009            66,291           117,294          131,398
     Special charges                                                      43               211                11              488
     Selling expenses                                                 25,754            26,922            49,029           51,100
     General and administrative expenses                              10,419             9,491            20,786           20,746
     Depreciation and amortization                                     1,004             1,138             2,016            2,321
                                                                   ---------         ---------         ---------        ---------
                                                                      95,229           104,053           189,136          206,053
                                                                   ---------         ---------         ---------        ---------
INCOME FROM OPERATIONS                                                 1,253             1,830             2,721            1,359
     Gain on sale of Improvements                                         --                --                --            1,911
                                                                   ---------         ---------         ---------        ---------
INCOME BEFORE INTEREST AND INCOME TAXES                                1,253             1,830             2,721            3,270
     Interest expense, net                                               790             1,120             1,712            2,568
                                                                   ---------         ---------         ---------        ---------
INCOME BEFORE INCOME TAXES                                               463               710             1,009              702
     (Benefit) provision for Federal income taxes                        (62)               --                 1               --
     (Benefit) provision for state income taxes                          (38)               (5)                4               10
                                                                   ---------         ---------         ---------        ---------
NET INCOME AND COMPREHENSIVE INCOME                                      563               715             1,004              692
     Preferred stock dividends                                            --             4,290                --            7,922
     Earnings applicable to Preferred Stock                                1                --                 2               --
                                                                   ---------         ---------         ---------        ---------
NET INCOME (LOSS) APPLICABLE TO COMMON
SHAREHOLDERS                                                       $     562         $  (3,575)        $   1,002        $  (7,230)
                                                                   =========         =========         =========        =========
NET INCOME (LOSS) PER COMMON SHARE:
     Net income (loss) per common share - basic and diluted        $    0.00         $   (0.02)        $    0.00        $   (0.05)
                                                                   =========         =========         =========        =========
     Weighted average common shares outstanding -
     basic (thousands)                                               220,174           138,316           220,174          138,316
                                                                   =========         =========         =========        =========
     Weighted average common shares outstanding -
     diluted (thousands)                                             220,174           138,316           220,455          138,316
                                                                   =========         =========         =========        =========

                      HANOVER DIRECT, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (IN THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                                                                                                        FOR THE 26- WEEKS ENDED
                                                                                                       -------------------------
                                                                                                                       AS RESTATED
                                                                                                        JUNE 26,        JUNE 28,
                                                                                                         2004             2003
                                                                                                       --------         --------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                                             $  1,004         $    692
Adjustments to reconcile net income to net cash provided (used) by operating activities:
     Depreciation and amortization, including deferred fees                                               2,158            2,966
     Provision for doubtful accounts                                                                        268              298
     Special charges                                                                                         11              488
     Gain on the sale of Improvements                                                                        --           (1,911)
     Gain on the sale of property and equipment                                                              --               (2)
     Compensation expense related to stock options                                                          122              341
Changes in assets and liabilities:
     Accounts receivable                                                                                    202            2,114
     Inventories                                                                                          4,820            3,418
     Prepaid catalog costs                                                                               (3,835)          (1,844)
     Accounts payable                                                                                    (2,156)          (1,703)
     Accrued liabilities                                                                                   (914)         (11,082)
     Customer prepayments and credits                                                                       354            2,396
     Other, net                                                                                            (530)          (1,087)
                                                                                                       --------         --------
Net cash provided (used) by operating activities                                                          1,504           (4,916)
                                                                                                       --------         --------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Acquisitions of property and equipment                                                                (308)          (1,202)
     Proceeds from the sale of Improvements                                                                  --            2,000
     Costs related to the early release of escrow funds                                                      --              (89)
     Proceeds from disposal of property and equipment                                                        --                2
                                                                                                       --------         --------
Net cash (used) provided by investing activities                                                           (308)             711
                                                                                                       --------         --------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Net (payments) borrowings under Congress revolving loan facility                                    (1,050)           6,453
     Payments under Congress Tranche A term loan facility                                                  (996)            (994)
     Payments under Congress Tranche B term loan facility                                                  (900)            (900)
     Payments of long-term debt and capital lease obligations                                              (362)              (6)
     Payment of debt issuance costs                                                                        (125)             (78)
     Refund (payment) of estimated Richemont tax obligation on Series B Participating Preferred
         Stock accretion                                                                                    347             (347)
                                                                                                       --------         --------
Net cash (used) provided by financing activities                                                         (3,086)           4,128
                                                                                                       --------         --------
Net decrease in cash and cash equivalents                                                                (1,890)             (77)
Cash and cash equivalents at the beginning of the year                                                    2,282              785
                                                                                                       --------         --------
Cash and cash equivalents at the end of the period                                                     $    392         $    708
                                                                                                       ========         ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for:
     Interest                                                                                          $  1,332         $  1,642
     Income taxes                                                                                      $      8         $    663
Non-cash investing and financing activities:
     Series B Participating Preferred Stock redemption price increase                                  $     --         $  7,575

RESTATEMENTS OF PRIOR PERIOD FINANCIAL STATEMENTS

      During the second quarter of 2004, the Company identified a revenue recognition cut-off issue that resulted in revenue being recorded in advance of the actual shipment of merchandise to the customer. The practice was stopped immediately and the Company implemented procedures to ensure that this issue does not recur. The affected prior quarters' and annual periods' results have been restated as set forth below.

                                                 YEAR ENDED DECEMBER 30, 2000
                                                  ---------------------------
                                                     AS
                                                 PREVIOUSLY
                                                  REPORTED         AS RESTATED
                                                  ---------         ---------
                                                        (IN THOUSANDS)
Accounts receivable, net                          $  27,703         $  27,357
Inventory                                         $  69,612         $  69,731
Total Current Assets                              $ 128,446         $ 128,313
Accumulated Deficiency                            $(471,651)        $(471,753)
Total Shareholders' Deficiency                    $ (24,452)        $ (24,554)
Net revenues                                      $ 603,014         $ 602,668
Loss before interest and income taxes             $ (70,552)        $ (70,652)
Net loss and comprehensive income loss            $ (80,800)        $ (80,900)
Net loss applicable to common shareholders        $ (84,815)        $ (84,915)
Net loss per share-basic and diluted              $   (0.40)        $   (0.40)

                                                 YEAR ENDED DECEMBER 29, 2001
                                                  ---------------------------
                                                     AS
                                                 PREVIOUSLY
                                                  REPORTED         AS RESTATED
                                                  ---------         ---------
                                                        (IN THOUSANDS)
Net revenues                                      $ 532,165         $ 532,519
Income before interest and income taxes           $     804         $     906
Net loss and comprehensive income loss            $  (5,845)        $  (5,743)
Net loss applicable to common shareholders        $ (16,590)        $ (16,488)
Net loss per share-basic and diluted              $   (0.08)        $   (0.08)

                                           YEAR ENDED DECEMBER 28, 2002
                                            ---------------------------
                                              AS
                                          PREVIOUSLY
                                            REPORTED         AS RESTATED
                                            ---------         ---------
                                                  (IN THOUSANDS)
Accounts receivable, net                    $  16,945         $  16,938
Inventory                                   $  53,131         $  53,134
Total Current Assets                        $  88,287         $  88,285
Accumulated Deficiency                      $(486,627)        $(486,628)
Total Shareholders' Deficiency              $ (58,841)        $ (58,842)
Net revenues                                $ 457,644         $ 457,638
Net loss per share-basic and diluted        $   (0.18)        $   (0.18)

                                                        QUARTER ENDED MARCH 29, 2003
                                                         ---------------------------
                                                            AS
                                                        PREVIOUSLY
                                                         REPORTED         AS RESTATED
                                                         ---------         ---------
                                                                (IN THOUSANDS)
Accounts receivable, net                                 $  13,580         $  12,652
Inventory                                                $  53,425         $  53,787
Total Current Assets                                     $  90,837         $  90,548
Accumulated Deficiency                                   $(486,435)        $(486,650)
Total Shareholders' Deficiency                           $ (62,103)        $ (62,318)
Net revenues                                             $ 102,474         $ 101,529
Income before interest and income taxes                  $   1,655         $   1,440
Net income (loss) and comprehensive income (loss)        $     192         $     (23)
Net loss applicable to common shareholders               $  (3,440)        $  (3,655)
Net loss per share-basic and diluted                     $   (0.02)        $   (0.03)

                                                  QUARTER ENDED JUNE 28, 2003
                                                  ---------------------------
                                                      AS
                                                  PREVIOUSLY
                                                   REPORTED        AS RESTATED
                                                  ---------         ---------
                                                       (IN THOUSANDS)
Accounts receivable, net                          $  15,360         $  14,526
Inventory                                         $  49,382         $  49,716
Total Current Assets                              $  84,667         $  84,381
Accumulated Deficiency                            $(485,745)        $(485,935)
Total Shareholders' Deficiency                    $ (65,540)        $ (65,730)
Net revenues                                      $ 105,765         $ 105,883
Income before interest and income taxes           $   1,805         $   1,830
Net income and comprehensive income               $     690         $     715
Net loss applicable to common shareholders        $  (3,600)        $  (3,575)
Net loss per share-basic and diluted              $   (0.02)        $   (0.02)

                                                SIX MONTHS ENDED JUNE 28, 2003
                                                  ---------------------------
                                                     AS
                                                  PREVIOUSLY
                                                   REPORTED         AS RESTATED
                                                  ---------         ---------
                                                         (IN THOUSANDS)
Net revenues                                      $ 208,239         $ 207,412
Income before interest and income taxes           $   3,460         $   3,270
Net income and comprehensive income               $     882         $     692
Net loss applicable to common shareholders        $  (7,040)        $  (7,230)
Net loss per share-basic and diluted              $   (0.05)        $   (0.05)

                                                  QUARTER ENDED SEPTEMBER 27, 2003
                                                      -------------------------
                                                        AS
                                                    PREVIOUSLY
                                                      REPORTED        AS RESTATED
                                                      --------         --------
                                                           (IN THOUSANDS)
Net revenues                                          $ 96,633         $ 97,466
Income (loss) before interest and income taxes        $    (64)        $    126
Net loss and comprehensive loss                       $(16,645)        $(16,455)
Net loss applicable to common shareholders            $(16,645)        $(16,455)
Net loss per share-basic and diluted                  $  (0.12)        $  (0.12)

                                         NINE MONTHS ENDED SEPTEMBER 27, 2003
                                            -------------------------------
                                               AS
                                           PREVIOUSLY
                                             REPORTED           AS RESTATED
                                            -----------         -----------
                                                   (IN THOUSANDS)
Net revenues                                $   304,872         $   304,878
Net loss per share-basic and diluted        $     (0.17)        $     (0.17)

                                                  QUARTER ENDED DECEMBER 27, 2003
                                                    ---------------------------
                                                       AS
                                                   PREVIOUSLY
                                                     REPORTED         AS RESTATED
                                                    ---------         ---------
                                                          (IN THOUSANDS)
Accounts receivable, net                            $  14,335         $  13,802
Inventory                                           $  41,576         $  41,794
Total Current Assets                                $  73,952         $  73,774
Accumulated Deficiency                              $(494,791)        $(494,912)
Total Shareholders' Deficiency                      $ (47,508)        $ (47,629)
Net revenues                                        $ 110,002         $ 109,469
Income before interest and income taxes             $   4,621         $   4,500
Net income and comprehensive income                 $     364         $     243
Net income applicable to common shareholders        $     364         $     243
Net income per share-basic and diluted              $    0.00         $    0.00

                                                 YEAR ENDED DECEMBER 27, 2003
                                                  ---------------------------
                                                    AS
                                                 PREVIOUSLY
                                                  REPORTED          AS RESTATED
                                                  ---------         ---------
                                                         (IN THOUSANDS)
Net revenues                                      $ 414,874         $ 414,347
Income before interest and income taxes           $   8,017         $   7,896
Net loss and comprehensive loss                   $ (15,399)        $ (15,520)
Net loss applicable to common shareholders        $ (23,321)        $ (23,442)
Net loss per share-basic and diluted              $   (0.16)        $   (0.16)

                                                   QUARTER ENDED MARCH 27, 2004
                                                    ---------------------------
                                                       AS
                                                   PREVIOUSLY
                                                    REPORTED         AS RESTATED
                                                    ---------         ---------
                                                          (IN THOUSANDS)
Accounts receivable, net                            $  12,614         $  12,145
Inventory                                           $  37,646         $  37,835
Total Current Assets                                $  71,293         $  71,152
Accumulated Deficiency                              $(494,373)        $(494,470)
Total Shareholders' Deficiency                      $ (47,086)        $ (47,183)
Net revenues                                        $  95,312         $  95,375
Income before interest and income taxes             $   1,445         $   1,468
Net income and comprehensive income                 $     418         $     441
Net income applicable to common shareholders        $     417         $     440
Net income per share-basic and diluted              $    0.00         $    0.00

      The restatements did not result in a change to the Company's cash flows during the restated periods; however it did result in technical defaults by the Company with its covenants under the Congress Credit Facility and the Term Loan Facility. Congress and Chelsey Finance have waived such defaults.